UBS Series Funds

January 26, 2026

Supplement to the prospectus dated August 28, 2025.

Includes:

•	UBS Select 100% US Treasury Institutional Fund

Dear Investor,

The purpose of this supplement is to update certain information for UBS Select 100% US Treasury Institutional Fund (the “fund”), a series of UBS Series Funds (the “Trust”).

The Trust’s Board of Trustees has redesignated existing shares of the fund as “Institutional Shares” because of the creation of another share class of the fund, Token-Enabled Shares, which are offered by a separate prospectus that is also dated January 26, 2026.

Effective immediately, the fund’s prospectus dated August 28, 2025, is hereby revised as follows:

All references to “shares” of the fund are hereby replaced with “Institutional Shares.”

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1291